                               FIRST AMENDMENT TO
                               ------------------
                         CREDIT AGREEMENT ("Amendment")
                         ----------------

        WHEREAS, A. SCHULMAN, INC. (herein called the "Borrower"), SOCIETY NATIONAL BANK, FIRST NATIONAL BANK OF OHIO, UNION BANK OF SWITZERLAND and THE FIRST NATIONAL BANK OF CHICAGO (herein collectively called the "Banks") and SOCIETY NATIONAL BANK, as Agent for the Banks ("Agent") entered into a certain Credit Agreement dated as of March 13, 1995 (herein called the "Agreement"), and

        WHEREAS, the Borrower, Banks and Agent have agreed to amend the Agreement to extend the term of the credit facility.

        NOW, THEREFORE, for valuable consideration received to their mutual satisfaction, the Borrower, Banks and Agent Bank hereby agree as follows:

        1. Article I of the Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and substituting the following in place thereof:

        "'TERMINATION DATE' shall mean February 28, 2001."

        2. Section 2.1A of the Agreement is hereby amended by deleting the date "February 28, 2000" from subpart (ii) of the fourth paragraph thereof and inserting the date "February 28, 2001" in place thereof.

        3. Except as herein specifically amended, directly or by reference, all of the terms and conditions set forth in the Agreement are confirmed and ratified and shall remain in full force and effect. This Amendment shall be construed in accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws.

        4. Borrower hereby represents and warrants to Banks and Agent that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; and (d) this Amendment constitutes a valid and binding obligation upon Borrower in every respect.

        IN WITNESS WHEREOF, the Borrower, the Banks and the Agent have caused this Amendment to be executed by their duly authorized officers as of the 26 day of February, 1996

Address:        3550 West Market Street         A. SCHULMAN, INC.
                Akron, Ohio 44333
                                                By: /s/ R.A. Stefanko
                                                   ----------------------------
                                                Title: Executive Vice President
                                                      -------------------------

Address:        127 Public Square               SOCIETY NATIONAL BANK,
                Cleveland, Ohio, 44114          individually and as Agent

                                                By: /s/ Frank J Jancar
                                                   ----------------------------
                                                Title: Vice President
                                                      -------------------------

Address:        106 South Main Street           FIRST NATIONAL BANK OF OHIO
                Akron, Ohio 44308
                                                By: /s/ Cathy J Albaugh
                                                   ----------------------------
                                                Title: Vice President
                                                      -------------------------


Address:        30 South Wacker Drive           UNION BANK OF SWITZERLAND

                Chicago, Illinois 60606         By: /s/ Steven M. Dadmun
                                                   ----------------------------
                                                Title: Vice President
                                                      -------------------------
                                                By: /s/ David E. Collignon
                                                   ----------------------------
                                                Title: Assistant Vice President
                                                      -------------------------

Address:        One First National Plaza        THE FIRST BATIONAL BANK OF CHICAGO
                Suite 0634, 1-10
                Chicago, Illinois 60670         By: /s/ Marguerite C. Canestraro
                                                   ----------------------------
                Attention: Ernest M. Misora     Title: Vice President
                                                      -------------------------




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